SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 17, 2007

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 17, 2007, the Registrant conducted a conference call and webcast with respect to results of operations for full year 2006 and fourth quarter 2006. In conjunction with the conference call and webcast, the Registrant made available on its website beginning on January 17, 2007, a Quarterly Earnings Summary and Financial Trends information. The Quarterly Earnings Summary is included as Exhibit 99.1 to this report, is “furnished” pursuant to General Instruction B.2. of Form 8-K, is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings the Registrant has made or may make under the Securities Act of 1933. The Financial Trends information is included as Exhibit 99.2 to this report, is to be considered “filed” under Section 18 of the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 which state that this Current Report on Form 8-K is incorporated therein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits 99.1 and 99.2 to this report contain information which may be considered to constitute “non-GAAP financial measures” as defined in Item 10 of Regulation S-K. The Registrant’s management believes that these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. Management believes that they facilitate comparisons with prior periods and reflect the principal basis on which management monitors financial performance. Management also believes this presentation allows investors to more appropriately evaluate the impact of revenues from both taxable and tax-exempt sources.

(d) Exhibits.

Exhibit Number	Description

99.1	Mellon Financial Corporation Quarterly Earnings Summary for full year 2006 and fourth quarter 2006 dated January 17, 2007.

99.2	Mellon Financial Corporation – Quarterly Earnings Summary - Appendix – Financial Trends dated January 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION
Date: January 23, 2007

	By:	/s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Mellon Financial Corporation Quarterly Earnings Summary for full year 2006 and fourth quarter 2006 dated January 17, 2007.	Furnished herewith.

99.2	Mellon Financial Corporation – Quarterly Earnings Summary - Appendix – Financial Trends dated January 17, 2007.	Filed herewith.